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                                        THIRD AMENDMENT dated as of March 23,
                                  1998 (this "Third Amendment"), to the Credit
                                  Agreement dated as of June 26, 1996 (as
                                  amended prior to the date hereof, the "Credit Agreement"), among National Propane, L.P., a Delaware limited partnership (the "Borrower") the Lenders (as defined therein), BankBoston, N.A. (f/k/a The First National Bank of Boston), as Administrative Agent and a Lender, and BancAmerica Robertson Stephens, as Syndication Agent.


        The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Third Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

        Accordingly, the parties hereto hereby agree as follows:

        SECTION 1.01. Amendment to Preamble. Effective as of the date hereof:
(a) the Preamble to the Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and substituting in lieu thereof the following:

                "CREDIT AGREEMENT dated as of June 26, 1996, among NATIONAL PROPANE, L.P., a Delaware limited partnership, BANKBOSTON, N.A., as Administrative Agent and a Lender, BANK OF AMERICA NT & SA, as a Lender, UNION BANK OF CALIFORNIA, N.A., as a Lender, and BANCAMERICA ROBERTSON STEPHENS, a Syndication Agent."

        (b) The Preamble to the Credit Agreement is hereby amended by deleting the amounts "$55,000,000" and "$40,000,000" from the second paragraph thereof and substituting in lieu thereof the amounts "$35,000,000" and "$20,000,000", respectively."

        SECTION 1.02. Amendments to Article I. Effective as of December 31, 1997 (the "Third Amendment Effective Date"): (a) The definition of "Consolidated Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting part (I) of subparagraph (b) of such definition in its entirety and substituting in lieu thereof the following: "(I) interest and other financing charges (including amortization of debt discount and expense and imputed interest on Capital Lease Obligations),", (ii) deleting part (III) of subparagraph (b) of such definition in its entirety and substituting in lieu thereof the following:
"(III) non-cash items, including depreciation, amortization and severance expense in such definition, and" and (iii) adding the following immediately after the word "Lenders" in the third sentence ", in the case of any asset sales, and the Lenders, in the case of any asset acquisitions."




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        (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Syndication Agent" therefrom in its entirety and substituting in lieu thereof the following:

                ""Syndication Agent" shall mean BancAmerica Robertson Stephens, in its capacity as syndication agent hereunder, and its successors in such capacity."

        (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Tranche B Conversion Date" therefrom in its entirety and substituting in lieu thereof the following:

                ""Tranche B Conversion Date" shall mean June 30, 1999."

        (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Tranche B Maturity Date" therefrom in its entirety and substituting in lieu thereof the following:

                ""Tranche B Maturity Date" shall mean June 30, 2002."

        (e) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Tranche B Revolving Credit Commitment" therefrom in its entirety and substituting in lieu thereof the following:

                ""Tranche B Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Tranche B Revolving Loans hereunder as set forth in Section 2.01(b), in the amount set forth in Exhibit A or in an assignment in accordance with Section 9.04, as t same may be reduced from time to time pursuant to Section
        2.09 or changed from time to time pursuant to an assignment in accordance with Section 9.04. The aggregate amount of the Lenders' collective Tranche B Revolving Credit Commitment as of the Closing Date shall equal $20,000,000."

        SECTION 1.03. Amendment to Section 3.13. Effective as of the Third Amendment Effective Date, Section 3.13 of the Credit Agreement is hereby amended by deleting paragraph (b) thereto in its entirety and substituting in lieu thereof the following:

                "(b) The proceeds of all Tranche B Revolving Loans will be used solely (i) to fund the purchase price of any Eligible Propane Acquisitions by the Borrower or any Restricted Subsidiary (provided, in the case of an acquisition of Capital Stock, that the Person so acquired becomes a Restricted Subsidiary) and (ii) to fund Growth-Related Capital Expenditures of up to $5,000,000 per fiscal year; provided, that, during any period in which the ratio of Total Funded Debt to Consolidated Cash Flow is greater than or equal to 4.50:1.00, (A) Borrowings for Growth-Related Capital Expenditures shall be limited to $500,000 per fiscal quarter and (B) Borrowings for Growth-Related Capital Expenditures for new Partnership plants and facilities shall require the consent of the Lenders. The

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        Tranche B Letters of Credit will be issued solely to support obligations of the Borrower incurred in connection with such acquisitions and Growth-Related Capital Expenditures."

        SECTION 1.04. Amendment to Section 4.03. Effective as of the Third Amendment Effective Date: (a) Section 4.03 of the Credit Agreement is hereby amended by deleting the phrase "be no greater than the Permitted Maximum Ratio" from paragraph (g) of such Section and substituting in lieu thereof the phrase "not be equal to or greater than 5.00:1.00".

        (b) Section 4.03 of the Credit Agreement is hereby amended by adding the following new paragraph (i):

        "(i) In the event that the proceeds of any Tranche B Revolving Credit Borrowing are used to fund the purchase price of any Eligible Propane Acquisition, the Borrower shall deliver to the Administrative Agent, together with the notice of such Borrowing, evidence satisfactory to the Administrative Agent that each Lender has consented in writing to such Eligible Propane Acquisition."

        SECTION 1.05. Amendments to Article VI. Effective as of the Third Amendment Effective Date: (a) Section 6.31 of the Credit Agreement is hereby amended by deleting the chart from paragraph (a) of such Section and substituting in lieu thereof the following:

"Calendar Period                                Maximum Permitted Ratio
----------------                                -----------------------

Third Amendment Effective Date
Through December 30, 1998                       5.25:1.00

December 31, 1998 through
March 30, 1999                                  5.00:1.00

March 31, 1999 through
December 30, 1999                               4.75:1.00

December 31, 1999 through
March 30, 2000                                  4.50:1.00

March 31, 2000 and thereafter                   4.25:1.00"

        (b) Section 6.31 of the Credit Agreement is hereby amended by deleting the phrase "prior to March 31, 1998" from the last sentence of paragraph (a) of such Section.

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        SECTION 1.06. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

                (a) The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date her and on and as of the Third Amendment Effective Date with the same effect as though made on and as of the date hereof or the Third Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

                (b) On the date hereof and after giving effect hereto, no Default or Event of Default has occurred and is continuing.

                (c) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by the Borrower.

                (d) This Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

                (e) The execution, delivery and performance by the Borrower of this Third Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

        SECTION 1.07. Conditions. The effectiveness of this Third Amendment shall be subject to satisfaction of the following conditions precedent:

                (a) The Administrative Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

                (b) The representations and warranties set forth in Section 1.06 shall be true and correct.

                (c) The Lenders shall have received an opinion of outside counsel to the Borrower, satisfactory in form and substance to the Lenders and their counsel.

                (d) The Administrative Agent shall have received duly executed counterparts

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        of the Restricted Payment Agreement dated as of March 23,
        1998 by and among the Public Partnership, National Propane Corp., Triarc, the Lenders and the Agents which, when taken together, bear the authori signatures of all of the parties thereto.

                (e) The Administrative Agent shall have received an amendment fee in the amount of $200,000 to be distributed pro rata among the Lenders.

                (f) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their cou All corporate and other proceedings taken or to be taken in connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

        SECTION 1.08. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

        SECTION 1.09. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Third Amendment, including, but not limited to, the reasonable fees and disbursements of counsel, including internal bank counsel. The agreement set forth in this
Section 1.09 shall survive the termination of this Third Amendment and the Amended Agreement.

        SECTION 1.10. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

        SECTION 1.11. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the Third Amendment Effective Date, the Amended Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

Attest:                           NATIONAL PROPANE, L.P., as Borrower

                                  By:   NATIONAL PROPANE
                                        CORPORATION,
                                        its managing general partner

by /s/ Ronald R. Rominiecki       by  /s/ R. Brooks Sherman
   ---------------------------    -------------------------------
   Name:  Ronald R. Rominiecki    Name:  R. Brooks Sherman
   Title: President               Title: Vice-President, Chief Financial Officer

Attest:                           By:   NATIONAL PROPANE
                                        SGP, INC.,
                                        its general partner

by  /s/ Ronald R. Rominiecki      by  /s/ R. Brooks Sherman
    --------------------------       -------------------------------------
    Name:  Ronald R. Rominiecki   Name:  R. Brooks Sherman
    Title: President              Title: Vice-President, Chief Financial Officer

and BANKBOSTON, N.A., as Administrative Agent as a Lender

                                  by  /s/ Christopher Holmgren
                                      --------------------------------------
                                      Name: Christopher Holmgren
                                      Title: Director

                                  BANK OF AMERICA NT & SA,
                                  as a Lender

                                  by  /s/ Daryl G. Patterson
                                     ----------------------------------------
                                     Name:  Daryl G. Patterson
                                     Title: Vice President

                                   BANCAMERICA ROBERTSON STEPHENS,
                                   BANCAMERICA ROBERTSON STEPHENS,
                                   as Syndication Agent

                                   by  /s/ Jane E. Rawles
                                      ---------------------------------------
                                      Name:  Jane E. Rawles
                                      Title: Vice President

                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as a Lender

                                   by   /s/ Dustin Gaspari
                                       --------------------------------------
                                       Name:  Dustin Gaspari
                                       Title: Assistant Vice President



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